SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 12, 2006
(Date of Earliest Event Reported)

INTERNATIONAL AMERICAN TECHNOLOGIES INC.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	0-509123	88-0225318
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Cien Street, Suite 235, Kemah, TX		77565-3077
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (281) 334-9479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a)(1) On April 28, 2006, in connection with its review of the audit of the financial statements of International American Technologies, Inc. (the "Company") for its year ended December 31, 2005, the Company's Board of Directors determined that there were errors in the consolidation of the financial statements of the Company's operating subsidiary, Hammonds Technical Services, Inc.

(2) Our Board of Directors found that there were errors in the allocation of the purchase price of the Company's April 28, 2005 acquisition of 51% equity interest in Hammonds, and certain errors in the reconciliation of inter-company accounts, inventory and reserves, fixed assets and depreciation, accrued liabilities and general and administrative expense. In addition, our Board of Directors found that there was an overstatement of income as it relates to the forgiveness of debt. The Board of Directors determined to file an amended annual report of Form 10-KSB/A for the year ended December 31, 2005, which was filed on May 6, 2006, disclosing the Company's intent to restate its financial statements for the quarterly periods ended June 30, 2005 and September 30, 2005 (the "Previously Issued Financial Statements").

On October 12, 2006, the Company filed amended quarterly reports on Form 10-QSB/A with restated financial statements for the quarterly periods ended June 30 and September 30, 2005, and, accordingly, the Previously Issued Financial Statements should not be relied upon. In addition, on October 12, 2006, the Company filed an amended annual report on Form 10-KSB/A for the year ended December 31, 2005. In note 12 to the consolidated financial statements in this amended annual report the Company disclosed as follows:

The data for the quarterly periods ended June 30, 2005 and September 30, 2005 is being restated to properly account for the allocation of the purchase price for the acquisition of Hammonds. Originally, the acquisition of Hammonds incorrectly included a 100% write-up of the assets to include the 51% interest and the 49% minority interests. In addition, the restatement corrects for the overstatement of income which primarily resulted from the forgiveness of debt in the amount of $466,350, which should have been taken into consideration at the time of the acquisition.

Restatement of the Company's Condensed Consolidated Financial Statements for the Period Ended June 30, 2005

The Company has restated its financial statements for the period ended June 30, 2005 and, in note 6 to the notes to the condensed consolidated financial statements contained in the amended quarterly report, has included disclosure as set forth in the table below:

The data for the quarterly period ended June 30, 2005 is being restated to properly account for the allocation of the purchase price for the acquisition of Hammonds. In addition, the restatement accounts for the correction of errors related to the over booking of income as it relates to the forgiveness of debt and to eliminate the minority interest share of earnings.

	As previously reported	Restatement adjustments	As restated
Quarter ended June 30, 2005
Revenues	$576,035	$-	$576,035
Cost of sales	389,139	-	389,139
Selling, general and administrative	402,925	45,892	448,817
Total costs and expenses	792,064	45,892	837,956
Operating income (loss)	(216,029)	(45,892)	(261,921)
Interest income	11,663	6,164	17,827
Other income	466,350	(466,350)	-
Total other income	478,013	(460,186)	17,827
Net earnings (loss) before minority interest	261,984	(506,078)	(244,094)
Minority interest	(136,178)	136,178	-
Net earnings (loss)	125,806	(369,900)	(244,094)

Net earnings (loss) per share to shareholders	0.01		(0.01)
Weighted Average common shares	20,125,000		20,088,750

June 30, 2005
Excess of cost over net assets of businesses acquired	$4,134,049	$(4,134,049)	$-
Patents and trademarks, net	138,415	2,509,652	2,648,067
Total assets	7,016,351	(1,624,397)	5,391,954
Accounts payable and accrued expenses	1,116,829	142,534	1,259,363
Current liabilities	2,961,807	(1,439,254)	1,522,553
Deferred tax liability	-	503,200	503,200
Amount due to American International Industries, Inc.	1,581,788	300,000	1,881,788
Minority interest	2,200,231	(2,200,231)	-
Total liabilities	6,048,418	(1,254,497)	4,793,921
Accumulated earnings (deficit)	4,291	(369,900)	(365,609)
Total stockholders' equity	967,933	(369,900)	598,033

Restatement of the Company's Condensed Consolidated Financial Statements for the Period Ended September 30, 2005

The Company has restated its financial statements for the period ended September 30, 2005 and, in note 6 to the notes to the condensed consolidated financial statements contained in the amended quarterly report, has included disclosure as set forth in the table below:

The data for the quarterly period ended September 30, 2005 is being restated to properly account for the allocation of the purchase price for the acquisition of Hammonds. In addition, the restatement accounts for the correction of errors related to the over booking of income as it relates to the forgiveness of debt and increase amortization of intangibles.

	As previously reported	Restatement adjustments	As restated
Quarter ended September 30, 2005
Revenues	$1,704,922	$-	$1,704,922
Cost of sales	1,305,043	-	1,305,043
Selling, general and administrative	1,058,947	102,715	1,161,662
Total costs and expenses	2,363,990	102,715	2,466,705
Operating income (loss)	(659,068)	(102,715)	(761,783)
Interest income	14,325	6,164	20,489
Other income	519,099	(519,099)	-
Total other income	533,424	(512,935)	20,489
Net earnings (loss) before income taxes	(125,644)	(615,650)	(741,294)
Net earnings (loss)	(125,644)	(615,650)	(741,294)

Net earnings (loss) per share to shareholders	(0.01)	(0.03)	(0.04)
Weighted Average common shares	20,102,650	-	20,102,650

September 30, 2005
Excess of cost over net assets of businesses acquired	$4,603,634	$4,603,634	$-
Patents and trademarks, net	135,582	2,448,023	2,583,605
Total assets	7,741,480	(2,155,611)	5,585,869
Accounts payable and accrued expenses	922,629	312,461	1,235,090
Current liabilities	2,735,607	(1,237,327)	1,498,280
Deferred tax liability	-	503,200	503,200
Amount due to American International Industries, Inc.	1,549,788	(7,400)	1,548,088
Minority interest	2,353,922	(2,353,922)	-
Total liabilities	7,021,497	(1,539,961)	5,481,536
Accumulated deficit	(247,159)	(615,650)	(862,809)
Total stockholders' equity	719,983	(615,650)	104,333

(3) The Board of Directors has discussed with its independent accountant, R. E. Bassie & Co., the matters disclosed in the filing of this Item 4.02(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International American Technologies, Inc.
By: /s/ Gary D. Woerz, Chief Executive Officer and Chief Financial Officer
Date: October 20, 2006